EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re Raser Technologies, Inc., et al
Debtor

Case No. 11-11315 (KJC) Jointly Administered
Reporting Period: July 2011

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X		
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a			X
Schedule of Professional Fees Paid	MOR-1b	X		
Copies of bank statements				X
Cash disbursements journals				X
Statement of Operations	MOR-2	X		
Balance Sheet	MOR-3	X		
Status of Postpetition Taxes	MOR-4	X		
Copies of IRS Form 6123 or payment receipt		X	Copy of IRS Form 941 attached	
Copies of tax returns filed during reporting period		none		
Summary of Unpaid Postpetition Debts	MOR-4	X		
Listing of aged accounts payable	MOR-4	X		
Accounts Receivable Reconciliation and Aging	MOR-5	X		
Debtor Questionnaire	MOR-5	X		

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

[signature] — Signature of Debtor — Date: 8/19/11

[signature] — Signature of Joint Debtor — Date: 8/19/11

[signature] — Signature of Authorized Individual* — Date: 8/19/11

John T. Perry — Printed Name of Authorized Individual — CFO — Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Raser Technologies, Inc., et al
Debtor

Case No. 11-11315 (KJC) Jointly Administered
Reporting Period: July 2011

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

(amounts in $000)

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE	
	RASER OPERATING	LIGHTNING DOCK	THERMO NO. 1 (6)	INTERMOUNTAIN RENEWABLE	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	422	11	137	4	574	1,096	207	186
RECEIPTS								
CASH SALES			355		355	349	1,114	1,104
ACCOUNTS RECEIVABLE					0		0	0
LOANS AND ADVANCES (3)	1,100				1,100	0	8,393	8,750
SALE OF ASSETS					0	0	0	71
OTHER (ATTACH LIST) (4)	0	0		0	0		36	0
TRANSFERS (FROM DIP ACCTS)					0		0	0
					0		0	0
TOTAL RECEIPTS	1,100	0	355	0	1,455	349	9,544	9,925
DISBURSEMENTS								
PAYROLL (5)	197		0		197	185	623	611
SALES, USE, & OTHER TAXES	1		0		1	192	16	196
INVENTORY PURCHASES					0		0	0
SECURED/ RENTAL/ LEASES (1)	7		0		7	93	6,075	6,320
INSURANCE	33		0		33	25	513	499
ADMINISTRATIVE	28		0		28	43	128	135
SELLING					0		0	0
OTHER								
POWER PLANT SYSTEM OPERATING COSTS			0		0	160	297	485
POWER PLANT REPAIR AND MAINTENANCE			0		0	71	56	107
LIGHTNING DOCK		107			107	17	156	91
TRANSFERS BETWEEN BANK ACCOUNTS - TO/ (FROM)	107	-107	0		0		1	0
DEBT REPAYMENT	0				0		0	0
PROFESSIONAL FEES	494				494	48	678	1,066
OUTSIDE SERVICES	55		0		55		91	0
U.S. TRUSTEE QUARTERLY FEES					0		0	0
COURT COSTS					0		0	0
TOTAL DISBURSEMENTS	922	0	0	0	922	834	8,643	9,408
NET CASH FLOW	178	0	355	0	533	-485	901	427
(RECEIPTS LESS DISBURSEMENTS)								
CASH - END OF MONTH	600	11	492	4	1,108	611	1,108	611

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS TO NON-DEBTORS	922
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	922

NOTE:
(1) THERMO NO. 1 CASH ACCOUNT REQUIRES MINIMUM BALANCE OF $50,000
(2) JUNE INCLUDES $6M DEBT REPAYMENT TO PRUDENTIAL
(3) DRAW DOWN ON DIP
(4) DEPOSIT REFUNDS
(5) INCL PAYROLL TAXES
(6) THERMO MONTHLY CASH PAYMENTS DONE AUGUST 3, 2011 RATHER THAN JULY MONTH END

In re Raser Technologies, Inc., et al
Debtor

Case No. 11-11315 (KJC) Jointly Administered
Reporting Period: July 2011

FOR RASER TECHNOLOGIES OPERATING COMPANY, INC

Bank:	Description	Account Number	Book Balance
Zions Bank	Raser Technologies Operating Company Inc Commercial checking	41039165	$600,836.28
Zions Bank	Raser Technologies Operating Company Inc Gold - International Sweet	82396003	$0.00
Zions Bank	Lightning Dock Geothermal HI-01, LLC	41058363	$10,572.85
Zions Bank	Intermountain Renewable Power, LLC	41555558	$4,549.56
Deutsche Bank	Thermo No. Thermo No 1 Admin Agent Account	S28814.1	$0.00
Deutsche Bank	Thermo No. Thermo No 1 Construction Account	S28814.2	$0.00
Deutsche Bank	Thermo No. Thermo No 1 Drilling Account	S28814.3	$0.00
Deutsche Bank	Thermo No. Thermo No 1 Revenue Account	S28814.4	$0.00
Deutsche Bank	Thermo No. Thermo No 1 Construction Account	S28814.5	$0.00
Deutsche Bank	Thermo No. 1 BE-01, LLC	S28814.5	$492,796.37
			$1,108,755.06

I ATTEST THAT ALL BANK ACCOUNTS HAVE BEEN PROPERLY RECONCILED AS OF July 31, 2011.

I ATTEST THAT ALL BANKS HAVE BEEN PROPERLY RECONCILED AS OF July 31, 2011
FOR Raser Technologies Operating Company Inc.

Bank:	Description	Account Number	Book Balance
Zions Bank	Raser Technologies Operating Company Inc Commer	41039165	$600,836.28

In re Raser Technologies, Inc., et al
Debtor

Case No. 11-11315 (KJC) Jointly Administered
Reporting Period: July 2011

I ATTEST THAT ALL BANKS HAVE BEEN PROPERLY RECONCILED AS OF July 31, 2011
FOR LIGHTNING DOCK

Bank:	Description	Account Number	Book Balance
Zions Bank	Lightning Dock Geothermal HI-01, LLC	41058363	$10,572.85

In re Raser Technologies, Inc., et al
Debtor

Case No. 11-11315 (KJC) Jointly Administered
Reporting Period: July 2011

I ATTEST THAT ALL BANKS HAVE BEEN PROPERLY RECONCILED AS OF July 31, 2011
FOR THERMO NO 1

Bank:	Description		Account Number	Book Balance
Deutsche Bank	Thermo No. 1 BE-01, LLC	Thermo No 1 Admin Agent Account	S28814.1	$0.00
Deutsche Bank	Thermo No. 1 BE-01, LLC	Thermo No 1 Construction Account	S28814.2	$0.00
Deutsche Bank	Thermo No. 1 BE-01, LLC	Thermo No 1 Drilling Account	S28814.3	$0.00
Deutsche Bank	Thermo No. 1 BE-01, LLC	Thermo No 1 Revenue Account	S28814.4	$0.00
Deutsche Bank	Thermo No. 1 BE-01, LLC	Thermo No 1 Construction Account	S28814.5	$0.00
Deutsche Bank	Thermo No. 1 BE-01, LLC	Thermo No 1 O&M Account	S28814.5	$492,796.37
				$492,796.37

I ATTEST THAT ALL BANKS HAVE BEEN PROPERLY RECONCILED AS OF July 31, 2011
FOR INTERMOUNTAIN RENEWABLE

Bank:	Description	Account Number	Book Balance
Zions Bank	Intermountain Renewable Power, LLC	41555558	$4,549.56

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Approved	Payor	Check		Amount Paid		Year-To-Date	
				Number	Date	Fees	Expenses	Fees	Expenses
Americal Legal Claim Services		$3,263.75	Raser Operating Company, Inc	18397	5/25/2011	$3,263.75	$0.00	$3,263.75	$0.00
Americal Legal Claim Services		$38,138.83	Raser Operating Company, Inc	18431	6/16/2011	$38,138.83	$0.00	$41,402.58	$0.00
Hunton and Williams	4/29/2011 - 5/31/2011	$341,636.67	Raser Operating Company, Inc	EFT	7/20/2011	$318,225.00	$23,411.67	$318,225.00	$23,411.67
Foley & Lardner, LLP	5/12/2011 - 5/31/2011	$153,245.97	Raser Operating Company, Inc	EFT	7/29/2011	$153,030.00	$115.97	$153,030.00	$115.97

In re Raser Technologies, Inc., et al
Debtor

Case No. 11-11315 (KJC) Jointly Administered
Reporting Period: July 2011

STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month		Cumulative Filing to Date	
Gross Revenues	$	324,278.43	$	1,059,873.98
Less: Returns and Allowances				
Net Revenue	$	324,278.43	$	1,059,873.98
COST OF GOODS SOLD				
Direct Costs	$	430,853.92	$	1,294,920.96
Gross Profit	$	(106,575.49)	$	(235,046.98)
OPERATING EXPENSES				
Labor Costs	$	166,767.47	$	589,661.77
Outside Services	$	245,344.33	$	374,872.27
Property Costs	$	14,607.00	$	152,443.65
Travel and Entertainment	$	23,298.11	$	64,436.75
Occupancy Costs	$	38,005.00	$	82,111.94
Insurance Costs	$	26,769.59	$	76,908.96
Taxes	$	4,026.24	$	15,931.34
Total Operating Expenses Before Depreciation	$	518,817.74	$	1,356,366.68
Depreciation/Depletion/Amortization	$	29,426.96	$	87,640.22
Net Profit (Loss) Before Other Income & Expenses	$	(654,820.19)	$	(1,679,053.88)
OTHER INCOME AND EXPENSES				
Other Income (attach schedule)				
Interest Expense	$	(494,729.82)	$	(1,358,991.29)
Other Expense (attach schedule)	$	-	$	-
Net Profit (Loss) Before Reorganization Items	$	(1,149,550.01)	$	(3,038,045.17)
REORGANIZATION ITEMS				
Professional Fees	$	(714,275.81)	$	(2,176,127.22)
U. S. Trustee Quarterly Fees				
Interest Earned	$	240.41	$	7,261.51
Gain (Loss) from Sale of Equipment	$	-	$	150.00
Other Reorganization Expenses (attach schedule)	$	-	$	-
Total Reorganization Expenses	$	(714,035.40)	$	(2,168,715.71)
Income Taxes	$	-	$	-
Net Profit (Loss)	$	(1,863,585.41)	$	(5,206,760.88)

Note to Statement of Operations

Our geothermal property, plant and equipment is held for sale. Accordingly, we ceased to depreciate our Thermo No. 1 plant no depreciation expense has been recognized relating to that asset during 2011. Wellfield in progress and construction in progress are not amortized until the related geothermal power plant is placed in service.

As a result of filing for reorganization under chapter 11 of the Bankruptcy Code, beginning June 1, 2011, we no longer record interest expense relating to pre-petition loans. However, we continue to amortize certain deferred finance fees as interest expense.

*"Insider" is defined in 11 U.S.C. Section 101(31).

In re Raser Technologies Operating Company, Inc.
Debtor

Case No. 11-11319 (KJC) Jointly Administered
Reporting Period: July 2011

STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	June	Cumulative Filing to Date
Gross Revenues	$ 50,000.00	$ 150,000.00
Less: Returns and Allowances		
Net Revenue	$ 50,000.00	$ 150,000.00
COST OF GOODS SOLD		
Direct Costs	$ -	$ -
Gross Profit	$ 50,000.00	$ 150,000.00
OPERATING EXPENSES		
Labor Costs	$ 165,245.24	$ 581,328.76
Outside Services	$ 15,372.78	$ 37,497.38
Property Costs	$ -	$ -
Travel and Entertainment	$ 10,472.75	$ 38,661.36
Occupancy Costs	$ 14,359.14	$ 36,883.88
Insurance Costs	$ 26,769.59	$ 76,908.96
Taxes	$ 1,401.24	$ 1,399.84
Total Operating Expenses Before Depreciation	$ 233,620.74	$ 772,680.18
Depreciation/Depletion/Amortization	$ 2,805.93	$ 7,777.13
Net Profit (Loss) Before Other Income & Expenses	$ (186,426.67)	$ (630,457.31)
OTHER INCOME AND EXPENSES		
Other Income (attach schedule)		
Interest Expense	$ (307.25)	$ (307.25)
Other Expense (attach schedule)	$ -	$ -
Net Profit (Loss) Before Reorganization Items	$ (186,733.92)	$ (630,764.56)
REORGANIZATION ITEMS		
Professional Fees	$ (440,902.99)	$ (1,284,483.31)
U. S. Trustee Quarterly Fees		
Interest Earned	$ 238.81	$ 680.39
Gain (Loss) from Sale of Equipment	$ -	$ 150.00
Other Reorganization Expenses (attach schedule)	$ -	$ -
Total Reorganization Expenses	$ (440,664.18)	$ (1,283,652.92)
Income Taxes	$ -	$ -
Net Profit (Loss)	$ (627,398.10)	$ (1,914,417.48)

Note to Statement of Operations

*"Insider" is defined in 11 U.S.C. Section 101(31).

In re Thermo No. 1 BE-01, LLC
Debtor

Case No. 11-11315 (KJC) Jointly Administered
Reporting Period: July 2011

STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month		Cumulative Filing to Date	
Gross Revenues	$	324,278.43	$	1,059,873.98
Less: Returns and Allowances				
Net Revenue	$	324,278.43	$	1,059,873.98
COST OF GOODS SOLD				
Direct Costs	$	430,853.92	$	1,278,565.80
Gross Profit	$	(106,575.49)	$	(218,691.82)
OPERATING EXPENSES				
Labor Costs	$	-	$	1,858.68
Outside Services	$	107,582.77	$	158,398.04
Property Costs	$	-	$	-
Travel and Entertainment	$	4,931.47	$	10,315.43
Occupancy Costs	$	56,429.07	$	164,678.83
Insurance Costs	$	-	$	-
Taxes	$	-	$	-
Total Operating Expenses Before Depreciation	$	168,943.31	$	335,250.98
Depreciation/Depletion/Amortization	$	17,889.78	$	53,669.34
Net Profit (Loss) Before Other Income & Expenses	$	(293,408.58)	$	(607,612.14)
OTHER INCOME AND EXPENSES				
Other Income (attach schedule)				
Interest Expense	$	(76,907.33)	$	(230,389.88)
Other Expense (attach schedule)	$	-	$	-
Net Profit (Loss) Before Reorganization Items	$	(370,315.91)	$	(838,002.02)
REORGANIZATION ITEMS				
Professional Fees	$	(4,875.00)	$	(4,875.00)
U. S. Trustee Quarterly Fees				
Interest Earned	$	1.06	$	5,932.61
Gain (Loss) from Sale of Equipment	$	-	$	-
Other Reorganization Expenses (attach schedule)	$	-	$	-
Total Reorganization Expenses	$	(4,873.94)	$	1,057.61
Income Taxes	$	-	$	-
Net Profit (Loss)	$	(375,189.85)	$	(836,944.41)

Note to Statement of Operations

Our geothermal property, plant and equipment is held for sale. Accordingly, we ceased to depreciate our Thermo No. 1 plant no depreciation expense has been recognized relating to that asset during 2011. Wellfield in progress and construction in progress are not amortized until the related geothermal power plant is placed in service.

As a result of filing for reorganization under chapter 11 of the Bankruptcy Code, beginning June 1, 2011, we no longer record interest expense relating to pre-petition loans. However, we continue to amortize certain deferred finance fees as interest expense.

*"Insider" is defined in 11 U.S.C. Section 101(31).

In re Lightning Dock Geothermal HI-01, LLC
Debtor

Case No. 11-11349 (KJC) Jointly Administered
Reporting Period: July 2011

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$ -	$ -
Less: Returns and Allowances		
Net Revenue	$ -	$ -
COST OF GOODS SOLD		
Direct Costs	$ -	$ -
Gross Profit	$ -	$ -
OPERATING EXPENSES		
Labor Costs	$ -	$ -
Outside Services	$ 80,656.08	$ 153,445.24
Property Costs	$ -	$ -
Travel and Entertainment	$ 7,893.89	$ 14,194.88
Occupancy Costs	$ 15,826.99	$ 25,482.98
Insurance Costs	$ -	$ -
Taxes	$ -	$ 250.00
Total Operating Expenses Before Depreciation	$ 104,376.96	$ 193,373.10
Depreciation/Depletion/Amortization	$ 3,766.59	$ 11,299.77
Net Profit (Loss) Before Other Income & Expenses	$ (108,143.55)	$ (204,672.87)
OTHER INCOME AND EXPENSES		
Other Income (attach schedule)	$ -	$ 18,903.00
Interest Expense	$ -	$ -
Other Expense (attach schedule)	$ -	$ -
Net Profit (Loss) Before Reorganization Items	$ (108,143.55)	$ (185,769.87)
REORGANIZATION ITEMS		
Professional Fees	$ (325.00)	$ (325.00)
U. S. Trustee Quarterly Fees		
Interest Earned	$ -	$ 647.31
Gain (Loss) from Sale of Equipment	$ -	$ -
Other Reorganization Expenses (attach schedule)	$ -	$ -
Total Reorganization Expenses	$ (325.00)	$ 322.31
Income Taxes	$ -	$ -
Net Profit (Loss)	$ (108,468.55)	$ (185,447.56)

Gain on Extinguishment of Debt		
University of Utah EGI correction of Invoice	$ -	$ 18,903
Total	$ -	$ 18,903

Notes to Statement of Operations

As a result of filing for reorganization under chapter 11 of the Bankruptcy Code, beginning June 1, 2011, we no longer record interest expense relating to pre-petition loans. However, we continue to amortize certain deferred finance fees as interest expense.

*"Insider" is defined in 11 U.S.C. Section 101(31).

In re Raser Technologies, Inc., et al
Debtor

Case No. 11-11315 (KJC) Jointly Administered
Reporting Period: July 2011

Balance Sheet

ASSETS	July	June
Cash (Unrestricted)	$ 1,059,105	$ 524,066
Cash (Restricted)	$ 127,304	$ 127,304
Accounts Receivable (Net)	$ 415,723	$ 435,290
Other (Attach List)	$ 1,794,864	$ 1,863,981
Total Current Assets	$ 3,396,996	$ 2,950,641
Property, Plant & Equipment		
Equity method investment in VIA Motors, Inc.	$ 1,964,078	$ 1,964,078
Land	$ 1,811,063	$ 1,811,063
Geothermal property, plant and equipment, net (held for sale)	$ 14,613,345	$ 14,613,345
Power project leases and prepaid delay rentals	$ 6,673,869	$ 6,673,869
Geothermal well field development-in-progress	$ 3,131,740	$ 3,114,445
Power project construction-in-progress	$ 6,033,335	$ 6,028,265
Intangibles, net	$ 1,112,340	$ 1,113,247
Equipment, net	$ 308,241	$ 308,477
Deferred financing costs, net	$ 371,423	$ 642,979
Other (Attach List)	$ 1,546,485	$ 1,507,632
Total Assets	$ 40,962,915	$ 40,728,041
Liabilities Not Subject to Compromise (Postpetition Liabilities)		
Accounts payable and accrued liabilities	$ 3,226,869	$ 2,393,266
Secured DIP Loan	$ 9,300,487	$ 8,108,972
Asset retirement obligation	$ 3,231,336	$ 3,212,189
Warrant Liabilities	$ 14,229	$ 14,229
Total Postpetition Liabilities	$ 15,772,921	$ 13,728,656
Liabilities Subject to Compromise (Pre-petition Liabilities)		
Secured Debt - Per Plan	$ 9,895,368	$ 9,895,368
Priority Debt - Per Plan	$ 1,737,256	$ 1,737,256
Unsecured Debt - Per Plan	$ 91,671,961	$ 91,712,657
Total Pre-petition Liabilities	$ 103,304,585	$ 103,345,281
Total Liabilities	$ 119,077,506	$ 117,073,937
Equity		
Common Stock	$ 1,170,832	$ 1,170,832
Additional Paid in Capital	$ 156,576,389	$ 156,516,561
Retained Earnings (Deficit) Pre-Petition	$ (230,655,052)	$ (230,655,052)
Retained Earnings (Deficit) Post-Petition	$ (5,206,761)	$ (3,343,175)
Total Equity (Deficit)	$ (78,114,591)	$ (76,310,834)
Total Liabilities & Owners' Equity	$ 40,962,915	$ 40,763,103

Other Current Assets		
Contingent consideration from VIA Motors, Inc.	$ 639,000	$ 639,000
Deferred Transaction Costs	$ 322,201	$ 322,201
Prepaids and Deposits	$ 833,663	$ 902,780
Total	$ 1,794,864	$ 1,863,981

Other Assets		
Prepaids and Deposits	$ 1,284,878	$ 1,246,025
Deferred Transaction Costs	$ 16,663	$ 16,663
Drilling Bonds	$ 244,944	$ 244,944
Total	$ 1,546,485	$ 1,507,632

Notes to Balance Sheet (Raser Technologies, Inc. et al)

The Priority payments for the months ended July 31, and June 30, 2011, respectively were adjusted to include certain priority tax payments totaling $35,000 that were previously included in the Unsecured debt balance.

Although the balance sheets for the months ended April 30, 2011 (pre-petition period) and May 31, 2011 (post-petition period) have been prepared on an accrual basis, we have not adjusted our geothermal property, plant and equipment (held for sale) and our warrants liabilities for changes in fair value since December 31, 2010.

Our geothermal property, plant and equipment is held for sale. Accordingly, we ceased to depreciate our Thermo No. 1 plant no depreciation expense has been recognized relating to that asset during 2011. Wellfield in progress and construction in progress are not amortized until the related geothermal power plant is placed in service.

We have been unable to obtain financial results relating to our equity method investment in VIA Motors, Inc. Accordingly, we have not recorded changes to our equity method investment since December 31, 2010. Additionally, we have not been able to properly update the fair value of our contingent consideration from VIA Motors, Inc. since December 31, 2010.

We have not performed a formal impairment analysis of our remaining long lived assets since December 31, 2010. Accordingly, except for abandonment and normal depreciation, amortization or depletion, no adjustments have been made to year end accounts.

As a result of filing for reorganization under chapter 11 of the Bankruptcy Code, beginning May 1, 2011, we no longer record interest expense relating to pre-petition loans.

The June 2, 2011 Secured DIP Loan agreement contains a conversion feature that will convert the outstanding debt to capital on the date the Bankruptcy Court confirms the proposed "Plan". We have not determined whether a beneficial conversion feature exists or whether other derivative exist arising from the agreement.

In re Raser Technologies Operating Company, Inc.
Debtor

Case No. 11-11319 (KJC) Jointly Administered
Reporting Period: July 2011

Balance Sheet

	July		June	
ASSETS				
Cash (Unrestricted)	$	601,186	$	421,635
Cash (Restricted)	$	77,304	$	77,304
Accounts Receivable (Net)	$	91,445	$	79,751
Other (Attach List)	$	294,234	$	317,993
Total Current Assets	$	1,064,169	$	896,683
Property, Plant & Equipment				
Investment in Thermo No. 1 Subsidiary	$	81,492,302	$	81,492,302
Land	$	-	$	-
Geothermal property, plant and equipment, net (held for sale)	$	-	$	-
Power project leases and prepaid delay rentals	$	-	$	-
Geothermal well field development-in-progress	$	-	$	-
Power project construction-in-progress	$	341,843	$	341,843
Intangibles, net	$	-	$	-
Equipment, net	$	58,119	$	51,788
Deferred financing costs, net	$	-	$	-
Other (Attach List)	$	108,243	$	108,243
Total Assets	$	83,064,676	$	82,890,859
Liabilities Not Subject to Compromise (Postpetition Liabilities)				
Accounts payable and accrued liabilities	$	2,254,145	$	1,903,380
Due to/from Affiliate	$	483,886	$	33,435
Secured Initial DIP Loan	$	-	$	-
Asset retirement obligation	$	-	$	-
Warrant Liabilities	$	-	$	-
Total Postpetition Liabilities	$	2,738,031	$	1,936,815
Liabilities Subject to Compromise (Pre-petition Liabilities)				
Secured Debt - Per Plan	$	89,537	$	89,537
Priority Debt - Per Plan	$	57,371	$	57,371
Unsecured Debt - Per Plan	$	2,396,980	$	2,396,980
Due to/from Affiliate	$	159,096,949	$	159,096,949
Total Pre-petition Liabilities	$	161,640,837	$	161,640,837
Total Liabilities	$	164,378,868	$	163,577,652
Equity				
Common Stock	$	-	$	-
Additional Paid in Capital	$	-	$	-
Retained Earnings (Deficit) Pre-Petition	$	(79,399,774)	$	(79,399,774)
Retained Earnings (Deficit) Post-Petition	$	(1,914,417)	$	(1,287,019)
Total Equity (Deficit)	$	(81,314,191)	$	(80,686,793)
Total Liabilities & Owners' Equity	$	83,064,677	$	82,890,859

Other Current Assets				
Prepaids and Deposits	$	294,234	$	317,993
Total	$	294,234	$	317,993

Other Assets				
Prepaids and Deposits	$	108,243	$	108,243
Total	$	108,243	$	108,243

Notes to Balance Sheet (Raser Technologies Operating Company, Inc.)

We have not performed a formal impairment analysis of our remaining long lived assets since December 31, 2010. Accordingly, except for abandonment and normal depreciation, amortization or depletion, no adjustments have been made to year end accounts.

We have not eliminated the due to and due from affiliates balances since this entity is reported on a stand alone basis.

As a result of filing for reorganization under chapter 11 of the Bankruptcy Code, beginning May 1, 2011, we no longer record interest expense relating to pre-petition loans.

We have not performed a formal impairment analysis of our remaining long lived assets since December 31, 2010. Accordingly, except for abandonment and normal depreciation, amortization or depletion, no adjustments have been made to year end accounts.

As a result of filing for reorganization under chapter 11 of the Bankruptcy Code, beginning May 1, 2011, we no longer record interest expense relating to pre-petition loans.

The June 2, 2011 Secured DIP Loan agreement contains a conversion feature that will convert the outstanding debt to capital on the date the Bankruptcy Court confirms the proposed "Plan". We have not determined whether a beneficial conversion feature exists or whether other derivative exist arising from the agreement.

In re Thermo No. 1 BE-01, LLC
Debtor

Case No. 11-11315 (KJC) Jointly Administered
Reporting Period: July 2011

Balance Sheet

ASSETS	July		June	
Cash (Unrestricted)	$	442,796	$	87,256
Cash (Restricted)	$	50,000	$	50,000
Accounts Receivable (Net)	$	324,278	$	355,540
Other (Attach List)	$	432,106	$	473,031
Total Current Assets	$	1,249,180	$	965,827
Property, Plant & Equipment				
Equity method investment in VIA Motors, Inc.	$	-	$	-
Land	$	1,811,063	$	1,811,063
Geothermal property, plant and equipment, net (held for sale)	$	14,613,345	$	14,613,345
Power project leases and prepaid delay rentals	$	-	$	-
Geothermal well field development-in-progress	$	-	$	-
Power project construction-in-progress	$	-	$	-
Intangibles, net	$	867,950	$	867,950
Equipment, net	$	32,986	$	33,852
Deferred financing costs, net	$	51,143	$	80,800
Other (Attach List)	$	505,364	$	496,417
Total Assets	$	19,131,031	$	18,869,254
Liabilities Not Subject to Compromise (Postpetition Liabilities)				
Accounts payable and accrued liabilities	$	850,422	$	403,655
Due to/from Affiliates	$	6,453,238	$	6,280,223
Secured Initial DIP Loan	$	-	$	-
Asset retirement obligation	$	2,843,299	$	2,826,276
Warrant Liabilities	$	14,229	$	14,229
Total Postpetition Liabilities	$	10,161,188	$	9,524,383
Liabilities Subject to Compromise (Pre-petition Liabilities)				
Secured Debt - Per Plan	$	4,328,383	$	4,328,383
Priority Debt - Per Plan	$	1,679,886	$	1,679,886
Unsecured Debt - Per Plan	$	1,504,464	$	1,504,301
Due to/From Affiliates	$	28,399,689	$	28,399,689
Total Pre-petition Liabilities	$	35,912,422	$	35,912,259
Total Liabilities	$	46,073,610	$	45,436,642
Equity				
Common Stock	$	-	$	-
Additional Paid in Capital	$	-	$	-
Retained Earnings (Deficit) Pre-Petition	$	(26,105,633)	$	(26,105,633)
Retained Earnings (Deficit) Post-Petition	$	(836,944)	$	(461,755)
Total Equity (Deficit)	$	(26,942,578)	$	(26,567,388)
Total Liabilities & Owners' Equity	$	19,131,032	$	18,869,254

Other Current Assets				
Deferred Transaction Costs	$	322,201	$	322,201
Prepaids and Deposits	$	109,905	$	150,830
Total	$	432,106	$	473,031

Other Assets				
Prepaids and Deposits	$	505,364	$	496,417
Total	$	505,364	$	496,417

Notes to Balance Sheet (Thermo No. 1 BE-01, LLC)

Although the balance sheets for the months ended April 30, 2011 (pre-petition period) and May 31, 2011 (post-petition period) have been prepared on an accrual basis, we have not adjusted our geothermal property, plant and equipment (held for sale) and our warrants liabilities for changes in fair value since December 31, 2010.

Our geothermal property, plant and equipment is held for sale. Accordingly, we ceased to depreciate our Thermo No. 1 plant no depreciation expense has been recognized relating to that asset during 2011. Wellfield in progress and construction in progress are not amortized until the related geothermal power plant is placed in service.

We have not performed a formal impairment analysis of our remaining long lived assets since December 31, 2010. Accordingly, except for abandonment and normal depreciation, amortization or depletion, no adjustments have been made to year end accounts.

As a result of filing for reorganization under chapter 11 of the Bankruptcy Code, beginning May 1, 2011, we no longer record interest expense relating to pre-petition loans.

In re Lightning Dock Geothermal HI-01, LLC
Debtor

Case No. 11-11349 (KJC) Jointly Administered
Reporting Period: July 2011

Balance Sheet

ASSETS	July		June	
Cash (Unrestricted)	$	10,573	$	10,626
Cash (Restricted)	$	-	$	-
Accounts Receivable (Net)	$	-	$	-
Other (Attach List)	$	44,243	$	45,670
Total Current Assets	$	54,816	$	56,296
Property, Plant & Equipment				
Equity method investment in VIA Motors, Inc.	$	-	$	-
Land	$	-	$	-
Geothermal property, plant and equipment, net (held for sale)	$	-	$	-
Power project leases and prepaid delay rentals	$	4,892,830	$	4,892,830
Geothermal well field development-in-progress	$	2,607,771	$	2,590,477
Power project construction-in-progress	$	5,109,612	$	5,104,542
Intangibles, net	$	50,669	$	50,669
Equipment, net	$	96,251	$	98,305
Deferred financing costs, net	$	-	$	-
Other (Attach List)	$	571,025	$	541,025
Total Assets	$	13,382,974	$	13,334,144
Liabilities Not Subject to Compromise (Postpetition Liabilities)				
Accounts payable and accrued liabilities	$	117,947	$	82,038
Due to/from Affiliates	$	253,969	$	134,292
Secured Initial DIP Loan	$	-	$	-
Asset retirement obligation	$	323,607	$	321,894
Warrant Liabilities	$	-	$	-
Total Postpetition Liabilities	$	695,523	$	538,224
Liabilities Subject to Compromise (Pre-petition Liabilities)				
Secured Debt - Per Plan	$	3,606,013	$	3,606,013
Priority Debt - Per Plan	$	-	$	-
Unsecured Debt - Per Plan	$	80,236	$	80,236
Due to/from Affiliates	$	13,595,501	$	13,595,501
Total Pre-petition Liabilities	$	17,281,750	$	17,281,750
Total Liabilities	$	17,977,273	$	17,819,974
Equity				
Common Stock	$	-	$	-
Additional Paid in Capital	$	-	$	-
Retained Earnings (Deficit) Pre-Petition	$	(4,408,851)	$	(4,408,851)
Retained Earnings (Deficit) Post-Petition	$	(185,448)	$	(76,979)
Total Equity (Deficit)	$	(4,594,299)	$	(4,485,830)
Total Liabilities & Owners' Equity	$	13,382,974	$	13,334,144
	$	(0)	$	-

Other Current Assets				
Prepaids and Deposits	$	44,243	$	45,670
Total	$	44,243	$	45,670

Other Assets				
Prepaids and Deposits	$	421,081	$	421,081
Drilling Bonds	$	149,944	$	119,944
Total	$	571,025	$	541,025

Notes to Balance Sheet (Lightning Dock Geothermal HI-01, LLC)

Although the balance sheets for the months ended April 30, 2011 (pre-petition period) and May 31, 2011 through July 31, 2011 (post-petition period) have been prepared on an accrual basis, we have not adjusted our geothermal property, plant and equipment (held for sale) and our warrants liabilities for changes in fair value since December 31, 2010.

We have not performed a formal impairment analysis of our remaining long lived assets since December 31, 2010. Accordingly, except for abandonment and normal depreciation, amortization or depletion, no adjustments have been made to year end accounts.

As a result of filing for reorganization under chapter 11 of the Bankruptcy Code, beginning May 1, 2011, we no longer record interest expense relating to pre-petition loans.

In re Raser Technologies, Inc., et al
Debtor

Case No. 11-11315 (KJC) Jointly Administered
Reporting Period: July 2011

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date(s) Paid	Check No. or EFT	Ending Tax Liability
Federal						
Federal						
Withholding		$11,466.55	$11,466.55	7/12/2011	EFT	
Withholding		$11,579.71	$11,579.71	7/29/2011	EFT	
FICA-Employee		$4,257.46	$4,257.46	7/12/2011	EFT	
FICA-Employee		$4,291.51	$4,291.51	7/29/2011	EFT	
FICA-Employer		$5,648.89	$5,648.89	7/12/2011	EFT	
FICA-Employer		$5,694.91	$5,694.91	7/29/2011	EFT	
Unemployment		*$0.00*	*$0.00*			
Income						
Other: Use tax						
Total Federal Taxes		$42,939.03	$42,939.03			
State and Local						
Withholding		$4,242.04	$4,242.04	7/12/2011	EFT	
Withholding		$4,275.65	$4,275.65	7/29/2011	EFT	
Sales & Use	$473.00	$402.71	$0.00			$875.71
Excise						
Unemployment		$330.86	$330.86	7/12/2011	EFT	
Unemployment		$203.59	$203.59	7/29/2011	EFT	
Real Property						
Personal Property						
Other:						
Total State and Local		$9,454.85	$9,052.14			
Total Taxes	$473.00	$52,393.88	$51,991.17			$875.71

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

	Number of Days Past Due					
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$3,226,869					$3,226,869
Secured Debt/Adequate Protection Payments	$9,300,487					$9,300,487
Total Postpetition Debts	$12,527,356					$12,527,356

Explain how and when the Debtor intends to pay any past-due postpetition debts.
Debtors intend to pay operating debts from proceeds from DIP Financing. Secured DIP Financing to be paid or credit bid at confirmation

*"Insider" is defined in 11 U.S.C. Section 101(31).

Internal Revenue Service
United States Department of the Treasury

This Product Contains Sensitive Taxpayer Data

Request Date: 08-17-2011
Response Date: 08-17-2011
Tracking Number: 100107376687

Account Transcript

FORM NUMBER: 941 TAX PERIOD: Sep. 30, 2011

TAXPAYER IDENTIFICATION NUMBER: 71-0952621

RASER TECHNOLOGIES INC
136 S MAIN ST STE 600
SALT LAKE CTY, UT 84101-1684-502

--- ANY MINUS SIGN SHOWN BELOW SIGNIFIES A CREDIT AMOUNT ---

ACCOUNT BALANCE: -$42,939.03
ACCRUED INTEREST: $0.00 AS OF: Aug. 29, 2011
ACCRUED PENALTY: $0.00 AS OF:

ACCOUNT BALANCE PLUS ACCRUALS
(THIS IS NOT A PAYOFF AMOUNT): -$42,939.03

** INFORMATION FROM THE RETURN OR AS ADJUSTED **

TAX PER TAXPAYER: 0.00

RETURN NOT PRESENT FOR THIS ACCOUNT

TRANSACTIONS

CODE	EXPLANATION OF TRANSACTION	CYCLE	DATE	AMOUNT
	No tax return filed			
650	Federal tax deposit		07-20-2011	-$21,372.90
650	Federal tax deposit		08-03-2011	-$21,566.13

This Product Contains Sensitive Taxpayer Data

In re Raser Technologies, Inc., et al
Debtor

Case No. 11-11315 (KJC) Jointly Administered
Reporting Period: July 2011

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation		Amount	
Total Accounts Receivable at the beginning of the reporting period		$435,290.38	
+ Amounts billed during the period		$335,972.18	
- Amounts collected during the period		($355,539.59)	
Total Accounts Receivable at the end of the reporting period		$415,722.97	
Accounts Receivable Aging		**Amount**	
0 - 30 days old		$406,972.18	
31 - 60 days old		$0.00	
61 - 90 days old			
91+ days old		$8,750.79	
Total Accounts Receivable		$415,722.97	
Amount considered uncollectible (Bad Debt)		$0.00	
Accounts Receivable (Net)		$415,722.97	

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.			X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.			X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.		X	
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.		X	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.			X